UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2013
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 21, 2013, Oaktree Capital Group, LLC (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in its effective shelf registration statement on Form S-3 (File No. 333-188596), filed with the SEC on May 14, 2013, to register under the Securities Act of 1933, as amended, 233,065 Class A units of the Company that were received by certain unitholders as a result of charitable contributions of such Class A units by certain of the Company’s directors and employees, including certain principals, as further described in such prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
Exhibit 5.1	Opinion of Simpson Thacher & Bartlett LLP regarding validity of Class A units registered.
Exhibit 8.1	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2013	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title: General Counsel, Managing Director and Secretary